UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 9, 2015

LIGAND PHARMACEUTICALS INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware	77-0160744
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

11119 North Torrey Pines Road, Suite 200	92037
La Jolla, CA	(Zip Code)
(Address of principal executive offices)
(858) 550-7500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective September 9, 2015, the board of directors (the “Board”) of Ligand Pharmaceuticals Incorporated (the “Company”) amended and restated the bylaws of the Company (the “Third Amended and Restated Bylaws” or “Bylaws”) in order add a forum selection clause in a new Section 7 under Article IX specifying Delaware as the sole and exclusive forum for derivative or breach of duty suits or proceedings, claims arising under the General Corporation Law of Delaware, the Certificate of Incorporation or Bylaws of the Company, or suits pertaining to the internal affairs of the Company.

The foregoing description of the Third Amended and Restated Bylaws is qualified in its entirety by the text of the Third Amended and Restated Bylaws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference in their entirety into this Item 5.03.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.1	Third Amended and Restated Bylaws of Ligand Pharmaceuticals Incorporated

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED

Date: September 10, 2015	By:	/s/ Charles Berkman
	Name:	Charles Berkman
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Third Amended and Restated Bylaws of Ligand Pharmaceuticals Incorporated